UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________
FORM 8-K/A

_______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 5, 2018

SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)
(510) 656-3333
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note
SYNNEX Corporation (“SYNNEX”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) on October 5, 2018 (the “Original Filing”) to report the completion of its acquisition of Convergys Corporation, an Ohio corporation (“Convergys”). In the Original Filing, SYNNEX stated that the required historical financial statements of Convergys and pro forma financial information would be filed by amendment to the Original Filing within seventy-one (71) calendar days from the date that the Original Filing was required to be filed. This Current Report on Form 8-K/A is being filed to amend the Original Filing to provide the required historical financial statements of Convergys and pro forma financial information described under Item 9.01 below. These financial statements and information are filed as Exhibits 99.1, 99.2 and 99.3.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

1.
The audited consolidated financial statements of Convergys as of and for the year ended December 31, 2017, together with the notes thereto, and the report of independent registered public accounting firm included on pages 10 through 18 of Convergys’ Annual Report on Form 10-K for the year ended December 31, 2017 (SEC File No. 1-14379) filed with the SEC on February 21, 2018, are incorporated herein by reference and filed as Exhibit 99.1 hereto.

2.
The unaudited consolidated financial statements of Convergys as of June 30, 2018 and for the three- and six-month periods ended June 30, 2018 and 2017, together with the notes thereto, are included on pages 2 through 7 of Convergys’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 (SEC File No. 1-14379) filed with the SEC on August 7, 2018, are incorporated herein by reference and filed as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

The pro forma financial information of SYNNEX for the year ended November 30, 2017 and as of and for the six months ended May 31, 2018 which reflects its acquisition of Convergys included on pages 40 through 57 of SYNNEX’ Amendment No. 1 to Form S-4 Registration Statement (SEC File No. 333-226708) filed with the SEC on August 24, 2018, are incorporated herein by reference and filed as Exhibit 99.3 hereto.

(c) Exhibits.

Exhibit No.	Description of Document

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Convergys.

99.1
Audited consolidated financial statements of Convergys Corporation as of and for the year ended December 31, 2017 (incorporated herein by reference from Convergys Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017 (SEC File No. 1-14379) filed with the SEC on February 21, 2018).

99.2
Unaudited consolidated financial statements of Convergys Corporation as of June 30, 2018 and for the three- and six-month periods ended June 30, 2018 and 2017 (incorporated herein by reference from Convergys Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 (SEC File No. 1-14379) filed with the SEC on August 7, 2018).

99.3
Pro forma financial information of SYNNEX Corporation for the year ended November 30, 2017 and as of and for the six months ended May 31, 2018 (incorporated herein by reference from SYNNEX Corporation’s Amendment No. 1 to Form S-4 Registration Statement (SEC File No. 333-226708) filed with the SEC on August 24, 2018).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2018	SYNNEX CORPORATION

	By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary